UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 9, 2015

ASHFORD HOSPITALITY PRIME, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
EXPLANATORY NOTE: Pursuant to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K filed on July 15, 2015 for the event dated July 9, 2015, to include the historical financial statements and pro forma financial information required by Item 9.01 (a) and (b). The 8-K filed on July 15, 2015 for the event dated July 9, 2015 included the audited financial statements of Yountville Investors, LLC as of December 31, 2014 and 2013 and for each of the two years ended December 31, 2014 and the unaudited pro forma financial information for the Company for the three months ended March 31, 2015 and the year ended December 31, 2014 .
The following financial statements for the Bardessono Inn & Spa are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

Bardessono Inn & Spa:

•	Unaudited financial statements of Yountville Investors, LLC as of June 30, 2015 and December 31, 2014 and for the six months ended June 30, 2015 and 2014
(b) Pro Forma Financial Information.
The unaudited pro forma financial information for the Company as of and for the six months ended June 30, 2015 is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
(d) Exhibits
Exhibit
Number     Exhibit Description

99.1	Historical Financial Statements of Yountville Investors, LLC

99.2	Unaudited Pro Forma Financial Information of the Company

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 3, 2016

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ DERIC S. EUBANKS
Deric S. Eubanks
Chief Financial Officer